SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2006

SEDONA CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-15864 (Commission File No.)	95-4091769 (IRS Employer Identification No.)

1003 West Ninth Street King of Prussia, Pennsylvania (Address of principal executive offices)	19406 (Zip Code)

Registrant’s telephone number, including area code: (610) 337-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sedona Corporation (“Sedona”) desires to raise additional capital and, in anticipation of discussions it may have with potential institutional investors, Sedona has prepared a Power Point presentation which may be presented to such investors. A copy of the Power Point presentation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in the Power Point presentation is summary information which is merely intended to provide a brief introduction to Sedona and its business for potential institutional investors. The information is only intended to assist such investors in determining whether to undertake to perform their own independent evaluation of Sedona and its business, operations and prospects, with the assistance of their professional advisors. The information must also be considered in the context of the information set forth by Sedona in its annual, quarterly and other reports which Sedona files with the Securities and Exchange Commission and in other announcements that Sedona may make, by press release or otherwise, from time to time. The form and content of the Power Point presentation reflect the limited, specific use for which the presentation is intended, as described above, and it is not intended to serve as a basis for any investment decision regarding Sedona’s securities by any person.

The filing of this report on Form 8-K should not be construed as a determination as to the materiality of any information in this report. The information contained in this report on Form 8-K contains forward-looking statements and actual results could differ materially from those anticipated in, or implied by, such forward-looking statements as a result of various factors, including the risks described in the Company’s periodic filings with the SEC. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, except as required by law.

The information furnished in this Form 8-K, including the exhibit attached hereto, is deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Power Point presentation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 1, 2006

SEDONA CORPORATION
By:	/s/ MARCO EMRICH

Marco Emrich President and Chief Executive Officer